                                                         EXECUTION COUNTERPART

                              AMENDMENT NO. 1 TO
                               CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT") dated as of April 21, 1998, by and among VARI-LITE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), SUNTRUST BANK, ATLANTA ("SUNTRUST"), BROWN BROTHERS HARRIMAN & CO., CHASE BANK OF TEXAS, N.A., FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, COMERICA BANK-TEXAS and THE FIRST NATIONAL BANK OF CHICAGO (collectively, the "LENDERS"), SUNTRUST BANK, ATLANTA, as agent and collateral agent for the Lenders (in such capacity, the "AGENT" and "COLLATERAL AGENT"), and BROWN BROTHERS HARRIMAN & CO, AS CO-AGENT FOR THE LENDERS (IN SUCH CAPACITY THE "CO-AGENT")

                                 WITNESSETH:

     WHEREAS, Borrower, the Lenders, the Agent and the Collateral Agent and the Co-Agent are parties to a certain Multicurrency Credit Agreement dated as of December 19, 1997 (as heretofore amended or modified, the "CREDIT AGREEMENT"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

     WHEREAS, Borrower has requested, and the Lenders have agreed, that the Credit Agreement be amended to make certain modifications to the covenants set forth therein, all as more specifically set forth below;

     WHEREAS, the parties wish to amend the Credit Agreement to reflect this agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in SECTION 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

     1. Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order, as follows:

          "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement to be entered into between the Agent and the Collateral Agent with the holders of the indebtedness outstanding pursuant to the Note Agreement relating to the sharing of proceeds of the

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     Collateral and the collections under any guarantees, such agreement to be in form and substance satisfactory to the Agent, the Collateral Agent and each of the Lenders.

          "NOTE AGREEMENT" shall mean the note purchase agreement to be entered into by and among the Borrower and certain institutional investors purchasing fixed rate notes of the Borrower, such agreement to be in form and substance satisfactory to the Agent and each of the Lenders.

     2. Section 6.08 of the Credit Agreement is hereby amended by deleting subsections (a) and (c) thereof in its entirety and substituting the following in lieu thereof:

          "(a) LEVERAGE RATIO. Maintain as of the last day of each fiscal quarter of Borrower, a maximum Leverage Ratio of no greater than sixty percent (60%).

          (c) FIXED CHARGE COVERAGE. Maintain as of the last day of each fiscal quarter of Borrower during the Applicable Periods set forth below, a minimum Fixed Charge Coverage Ratio of no less than the ratio set forth such Applicable Period:

               Applicable Period                    Ratio
               -----------------                    -----
          Closing Date through
               December 31, 1998                  1.50:1.00

          January 1, 1999 through
               September 30,1999                  1.75:1.00

          October 1, 1999 and thereafter          2.00:1.00."

     3. Section 7.01 of the Credit Agreement is hereby amended by deleting the "and" at the end of subsection (j) thereof and by deleting subsection (k) thereof in its entirety and substituting the following in lieu thereof:

          "(k) Indebtedness of the Borrower outstanding pursuant to the Note Agreement in an aggregate principal amount not to exceed $30,000,000; PROVIDED THAT such Indebtedness is (i) not secured other than by Liens on the Collateral which are pari passu with the Liens on the Collateral in favor of the Collateral Agent for the benefit of the Lenders and subject to the Intercreditor Agreement, and (ii) incurred by the Borrower prior to December 31, 1998;

          (l) Indebtedness of the Guarantors outstanding pursuant to guarantees of the Indebtedness permitted by subsection (k) above; PROVIDED THAT, the holders of such guarantees entitled to the proceeds thereof are parties to the Intercreditor Agreement; and

          (m) other Indebtedness not to exceed $1,000,000 at any one time outstanding."

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     4.   Section 7.02 of the Credit Agreement is hereby further amended by deleting subsection (k) thereof in its entirety and substituting the following in lieu thereof:

          "(k) (x) Liens in favor of the Collateral Agent securing the Obligations hereunder and (y) Liens on the Collateral securing the Indebtedness outstanding pursuant to the Note Agreement; provided, that the holder of such Liens securing the Indebtedness outstanding pursuant to the Note Agreement has entered into the Intercreditor Agreement;"

     5. Sections 7.09 and 7.10 of the Credit Agreement are each hereby further amended by adding the following phrase at the end of such section: "or restrictions arising pursuant to the Note Agreement".

     6. The Credit Agreement is hereby amended by the addition of the following Section 7.13:

          "Section 7.13. ACTIONS UNDER NOTE PURCHASE AGREEMENT. Without the prior written consent of the Agent and the Required Lenders, modify, amend or supplement the Note Purchase Agreement to (i) increase the principal amount of the indebtedness thereunder, (ii) increase the interest rate thereunder, (iii) modify any requirement of prepayment or repayment thereunder which would shorten the final maturity or average life of the indebtedness outstanding thereunder or make the requirement of prepayment more onerous, or (iv) make any more onerous any other provision thereof."

     SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") on the first day when all of the foregoing shall have occurred:

     1. This Amendment shall have been executed and delivered by Borrower and the Lenders to the Agent; and

     2. The Borrower shall have paid to the Agent, for the benefit of the Lenders, an amendment fee equal to 7.5 basis points multiplied by the Master Syndicated Loan Commitment of each Lender.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

     1. The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Borrower or any indenture, agreement or other instrument to

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which Borrower is a party or by which Borrower or any of its properties is bound or (b)be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

     2. This Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

     3. No Default or Event of Default has occurred and is continuing as of the Effective Date.

     SECTION 4. SURVIVAL. Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agent or the Collateral Agent.

     SECTION 5. NO WAIVER. ETC. Borrower hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders. In addition, Borrower acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

     SECTION 6. AFFIRMATION OF COVENANTS. Borrower hereby affirms and restates as of the date hereof all covenants set forth in the Credit Agreement, as amended hereby, and such covenants are incorporated by reference herein as if set forth herein directly.

     SECTION 7. RATIFICATION OF CREDIT AGREEMENT. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

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     SECTION 8. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

     SECTION 9. COSTS. EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Collateral Agent with respect thereto and with respect to advising the Agent and the Collateral Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent, the Collateral Agent, the Co-Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     SECTION 11. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the mailers set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

     SECTION 12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                     [Signatures Set Forth on Next Page]


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

                                       VARI-LITE INTERNATIONAL, INC.


                                       By: /s/ Mike Herman
                                          -------------------------------
                                       Name: MIKE HERMAN
                                       Title: V.P. FINANCE, CFO


                                              [CORPORATE SEAL]


                                       SUNTRUST BANK, ATLANTA,
                                       INDIVIDUALLY AND AS AGENT AND
                                       COLLATERAL AGENT


                                       By: /s/ John A. Fields, Jr.
                                          -------------------------------
                                       Name: John A. Fields, Jr.
                                       Title: Vice President


                                       By: /s/ F. McClellan Deaver, III
                                          -------------------------------
                                       Name: F. McClellan Deaver, III
                                       Title: Group Vice President


                                       BROWN BROTHERS HARRIMAN & CO.,
                                       INDIVIDUALLY AND AS CO-AGENT


                                       By: /s/ Richard J. Ragoza
                                          -------------------------------
                                       Name: Richard J. Ragoza
                                       Title: Senior Credit Officer


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

                                       CHASE BANK OF TEXAS, N.A.


                                       By: /s/ Bruce R. Bradford
                                          -------------------------------
                                       Name: Bruce R. Bradford
                                       Title: Vice President


                                       COMERICA BANK-TEXAS


                                       By: /s/ David Terry
                                          -------------------------------
                                       Name: DAVID TERRY
                                       Title: VICE PRESIDENT


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Robert McMillan
                                          -------------------------------
                                       Name: ROBERT MCMILLAN
                                       Title: Corporate Banking Officer

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